Exhibit 99.1

Jupiter Wellness, Inc. Announces Record Date for Spin-Off and Distribution of Shares Common Stock of SRM Entertainment, Inc.

JUPITER, FL, June 27, 2023 (GLOBE NEWSWIRE) — Jupiter Wellness, Inc. (Nasdaq: JUPW) (the “Company” or “Jupiter Wellness”), today announced that the record date for the spin-off and distribution of shares of common stock, par value $0.0001 per share, (“SRM Common Stock”), of SRM Entertainment, Inc. (“SRM”), currently a majority-owned subsidiary of the Company, has been set for July 7, 2023 (the “Record Date”).

Stockholders of the Company and holders of certain warrants issued in the Company’s public offering in July 2021 (the “Warrants”) will receive one share SRM Common Stock, for every 19.35 shares of the Company’s common stock held or underlying the Warrants as of the Record Date. Fractional shares of SRM Common Stock will not be distributed. Instead, VStock Transfer, LLC, the distribution agent, will round down fractional shares of SRM common stock into whole shares.

The distribution is expected to paid on or about July 12, 2023, subject to SRM’s Registration Statement on Form S-1 (Filed No. 333-272250), as amended (the “Registration Statement”), being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the approval of the listing of the SRM Common Stock on the Nasdaq Capital Market (“Nasdaq”) and the receipt of certain other approvals in connection with the offering. In the event that such Registration Statement is not declared effect or the SRM Common Stock is not approved for listing, the distribution will not be paid on such date and the spin-off transaction will not occur. The Company anticipates that the SRM Common Stock will begin trading on Nasdaq on or about July 13, 2023.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to consummation of the spin-off transaction. The Registration Statement relating to shares of SRM Common Stock has been filed with the SEC but has not yet become effective. These shares of SRM Common Stock may not be sold nor may offers to acquire be accepted prior to the time the Registration Statement becomes effect. When available, a prospectus may be obtained from the Company or by visiting the website maintained by the SEC at www.sec.gov.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, psoriasis, and vitiligo. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control, including, without limitation, statements about, among others, our ability to consummate the spin-off transaction or the distribution. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ SEC filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the expected benefits and costs of the intended spin-off transaction, the expected timing of the completion of the spin-off transaction and the transaction terms. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com